GUINNESS ATKINSON FUNDS

SmartETFs Sustainable Energy II ETF (the “Fund”)

December 22, 2021

Supplement to the Summary Prospectus dated May 10, 2021, Prospectus and Statement of Additional

Information each dated May 1, 2021

This supplement contains important information about a change in where the Fund’s shares are listed for trading, and a change to the Fund’s ticker symbol effective. Both of these changes are effective January 3, 2022, as described below.

Change in exchange:

The Fund will be listed for trading on the NYSE Arca Exchange, instead of the Cboe BZX Exchange.

Change in ticker symbol:

The Fund’s ticker symbol will change from “SULR” to “SOLR”, as indicated below.

Current Ticker Symbol (through December 31, 2021)	New Ticker Symbol (effective January 3, 2022)
SULR	SOLR

This supplement replaces the supplement filed on December 21, 2021.

Please retain this supplement with your Summary Prospectus, Prospectus and Statement of Additional Information for future reference.